UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February ___, 2005

_________________

HANGER ORTHOPEDIC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10670	84-0904275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Two Bethesda Metro Center, Suite 1200, Bethesda, MD	20814
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-0701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

        The Registrant currently has an effective 2002 Stock Incentive Plan. Under this plan, the Registrant may grant restricted stock and stock options (both incentive and nonqualified) to executives and certain key non-executive employees. The Registrant has granted awards under this plan in the past and anticipates granting, from time to time, restricted stock and stock option awards in the future. The forms of stock option and restricted stock agreements to be entered into by award recipients are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(c)     Exhibits.

The following exhibit are filed herewith:

Exhibit 10.1 – Form of Stock Option Agreement (Non-Executive Employees).

Exhibit 10.2 – Form of Stock Option Agreement (Executive Employees).

Exhibit 10.3 – Form of Restricted Stock Agreement (Non-Executive Employees).

Exhibit 10.4 – Form of Restricted Stock Agreement (Executive Employees).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.
_______________________________________
Date: February ___, 2005	Brian Wheeler
Vice President - Human Resources